Exhibit 99.1

FOR IMMEDIATE RELEASE

MEDIA CONTACTS

Brent Feigenbaum

Hunt Real Estate Capital

212-317-5730

Brent.Feigenbaum@huntcompanies.com

Evan Abrams

Senior Vice President, Marketing and Investor Relations

Hunt Investment Management

212-588-2166

Evan.abrams@huntcompanies.com

Hunt Companies Finance Trust, Inc. Announces Closing of Commercial Real Estate CLO

NEW YORK, August 20, 2018 / PRNewswire – Hunt Companies Finance Trust, Inc. (NYSE: HCFT) (“HCFT” or the “Company”) today announced the closing of Hunt CRE 2018-FL2, Ltd., a $285 million commercial real estate Collateralized Loan Obligation (“CLO”), which financed 20 first lien floating rate commercial real estate mortgage assets acquired from Hunt Real Estate Capital, an affiliate of the Company’s external manager. The investment grade classes of the CLO represent 77.0% of the transaction at closing and have a weighted average interest rate at issuance of LIBOR + 1.44%. The Company will retain the non-investment grade bonds and preferred shares of the CLO, which in aggregate have a face value of $65,551,000 at the time of closing.

James Flynn, Chief Executive Officer of Hunt Companies Finance Trust, said, “The closing of Hunt CRE 2018-FL2 represents a significant step in the repositioning of Hunt Companies Finance Trust into a commercial real estate credit investment vehicle. This transaction effectively completes that transition and provides us with flexibility and capacity to continue to grow.”

J.P. Morgan acted as sole structuring agent. J.P. Morgan, Hunt Financial Securities and Wells Fargo Securities acted as co-lead managers and joint bookrunners.

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, any of the Notes or any other securities, nor shall there be any sale of such securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

About Hunt Companies Finance Trust, Inc.

Hunt Companies Finance Trust, Inc. is a Maryland corporation focused on investing in, financing and managing transitional multi-family and other commercial real estate loans, securitizations backed by multi-family mortgage loans or multi-family mortgage-backed securities, and other mortgage-related investments including mortgage servicing rights. The Company’s objective is to deliver attractive cash flow returns over time to its investors. Investors, security holders and other interested persons may find additional information regarding the Company at the SEC's Internet site at http://www.sec.gov/ or the Company website www.hcft.com or by directing requests to: Hunt Companies Finance Trust, Inc., 230 Park Avenue, 19th Floor, New York, NY 10169, Attention: Investor Relations.

Hunt Companies Finance Trust, Inc. is externally managed and advised by Hunt Investment Management, LLC.

Additional information regarding Hunt Investment Management is described in its brochure (Part 2A of Form ADV) available at www.adviserinfo.sec.gov

Cautionary Statement Regarding Forward-Looking Information

Certain statements included in this press release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities and Exchange Act of 1934, as amended, which reflect HCFT’s current views with respect to, among other things, the Company’s operations, financial performance and financial condition. Forward-looking statements are statements that are not historical facts and are subject to substantial risks and uncertainties, many of which are hard to predict and generally beyond HCFT’s control. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “could,” “plan,” “goal,” “potential,” ‘estimate,” “pro forma,” “seek,” “continue,” “intend” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of HCFT and its subsidiaries. The Company cautions readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. HCFT believes these factors include but are not limited to these described under the section entitled “Risk Factors” in its annual report on Form 10-K for the fiscal year ended December 31, 2017 and the factor described under the section entitled “Risk Factors” in its quarterly report on Form 10-Q for fiscal quarter ended June 30, 2018, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission (“SEC”) which are accessible on the SEC’s website at www.sec.gov. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Except as required by applicable law, HCFT disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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